AQR FUNDS

Supplement dated January 20, 2010 (“Supplement”)

to the Class N and Class I Prospectuses, each dated December 29, 2009 (“Prospectuses”),

and the Statement of Additional Information, dated December 29, 2009, of the

AQR Diversified Arbitrage Fund (the “Fund”)

This Supplement updates certain information contained in the above-dated Prospectuses and Statement of Additional Information. You may obtain copies of the Fund’s Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

The Board of Trustees of the AQR Funds approved the elimination of the 1.00% redemption fee (the “Redemption Fee”) on the proceeds from redemptions of shares of the Fund held for 60 days or less, effective January 20, 2010. Effective January 20, 2010, the Fund will no longer impose the Redemption Fee.

All references to the imposition of the Redemption Fee in the Fund’s Prospectuses and Statement of Additional Information are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.